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                                                                    EXHIBIT 10.4


                     SECOND AMENDMENT AND WAIVER TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT AND WAIVER (this "Amendment") to the Second Amended and Restated Credit Agreement referred to below is made as of July 28, 1999 by and among NEW AMERICAN HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), TORONTO DOMINION (TEXAS), INC., as agent for the financial institutions party hereto (in such capacity, the "Agent"), THE TORONTO-DOMINION BANK, as Issuing Bank and THE FINANCIAL INSTITUTIONS PARTY HERETO (collectively, the "Banks"; individually, a "Bank").

                                   WITNESSETH

         WHEREAS, the Borrower, the Agent, the Issuing Bank and the Banks are party to that certain Second Amended and Restated Credit Agreement, dated as of May 14, 1999 (as amended, supplemented or otherwise modified from time to time, prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Agent, the Issuing Bank and the Banks have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein; and

         WHEREAS, the Agent, the Issuing Bank and the Banks have also agreed to waive compliance with certain financial covenants in the manner, and on the terms and conditions, provided for herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

         2. AMENDMENT OF GRACE PERIODS. The text "thirty (30)" in each of Sections 9.1(b), (c), (e) and (f) is hereby deleted and the text "ten (10)" is hereby inserted in lieu thereof.

         3. WAIVER OF FINANCIAL COVENANTS. The Banks hereby waive any Event of Default which arises solely from the failure of Borrower (a) to maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 for the fiscal quarter ended June 30, 1999 and (b) to have EBITDAR of at least $714,000 for the month ended June 30, 1999, in each case as required by Section 7.18(a) of the Credit Agreement.

         4. Delivery of Certain Documents. Notwithstanding anything to the contrary contained in the Credit Agreement, Borrower shall deliver to the Agent, with sufficient copies for

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distribution by the Agent to each of the Banks, on or before August 20, 1999, the portion of the unaudited Board of Director package for the month ended July 31, 1999 relating to Borrower's compliance with the minimum EBITDAR covenant set forth in Section 7.18(a)(iv) of the Credit Agreement (including, without limitation, a statement of revenues and EBITDA and EBITDAR), which package is required to be delivered to the Agent pursuant to Section 7.2(a) of the Credit Agreement. The parties hereto acknowledge and agree that any failure to comply with the foregoing shall constitute an immediate Event of Default for any and all purposes under the Credit Agreement and the other Loan Documents.

         5. RATIFICATION OF CREDIT AGREEMENT. Except as expressly provided herein, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Banks that it is not aware of any Incipient Default or Event of Default. Borrower acknowledges that the Banks are relying on the foregoing representation and warranty in making their decision to enter into this Amendment.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         8. Effectiveness. This Amendment shall become effective upon receipt by the Agent of nine original copies of this Amendment duly executed and delivered by the Borrower, the Agent, the Issuing Bank and the Majority Banks.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.





                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment as of date and year first above written.


                                        NEW AMERICAN HEALTHCARE CORP.



                                        By: /s/ Dana C. McClendon, Jr.
                                            ------------------------------------
                                        Name: Dana C. McClendon, Jr.
                                        Title: SVP-CAO


                                        TORONTO DOMINION (TEXAS), INC.,
                                        As Agent and a Bank



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK,
                                        as Issuing Bank



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        NATIONSBANK, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:




                      [SIGNATURES CONTINUED ON NEXT PAGE]


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                                        FIRST UNION NATIONAL BANK



                                        By: /s/ James A. Hobensack
                                            ------------------------------------
                                        Name: James A. Hobensack
                                        Title: Senior Vice President


                                        FIRST AMERICAN NATIONAL BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK ONE, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        AMSOUTH BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: